UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2009
CKX, INC.
(Exact name of registrant as specified in charter)

Delaware	0-17436	27-0118168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	650 Madison Avenue	10022
	New York, New York	(Zip Code)
(Address of principal
executive offices)
Registrant’s telephone number, including area code: (212) 838-3100
(Former Name or Former Address, if
Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-10.1: AMENDED AND RESTATED EMPLOYMENT AGREEMENT
EX-10.2: AMENDED AND RESTATED EMPLOYMENT AGREEMENT
EX-10.3: AMENDED AND RESTATED EMPLOYMENT AGREEMENT
EX-10.4: AMENDED AND RESTATED EMPLOYMENT AGREEMENT
EX-99.1: PRESS RELEASE

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
As of January 1, 2009, CKX, Inc. (the “Company”) entered into Amended and Restated Employment Agreements (the “Amended and Restated Agreements”) with each of Robert F.X. Sillerman, the Company’s Chairman and Chief Executive Officer, Mitchell J. Slater, the Company’s Senior Executive Vice President and Chief Operating Officer, Howard J. Tytel, the Company’s Senior Executive Vice President and Director of Legal and Governmental Affairs, and Thomas P. Benson, the Company’s Executive Vice President, Chief Financial Officer and Treasurer. The Amended and Restated Agreements were entered into solely for the purpose of incorporating, as necessary, the regulations promulgated under Section 409A of the Internal Revenue Code of 1986, as amended. The Amended and Restated Agreements do not materially modify or otherwise affect the economic or other substantive terms of the executives’ employment agreements.
The foregoing description of the Amended and Restated Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated as of January 1, 2009, by and between CKX, Inc. and Robert F.X. Sillerman

10.2	Amended and Restated Employment Agreement, dated as of January 1, 2009, by and between CKX, Inc. and Mitchell J. Slater

10.3	Amended and Restated Employment Agreement, dated as of January 1, 2009, by and between CKX, Inc. and Howard J. Tytel

10.4	Amended and Restated Employment Agreement, dated as of January 1, 2009, by and between CKX, Inc. and Thomas P. Benson

99.1	Press Release, dated January 6, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CKX, INC.

By:	/s/ Jason K. Horowitz

Name:	Jason K. Horowitz
Title:	Senior Vice President
DATE: January 7, 2009

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated as of January 1, 2009, by and between CKX, Inc. and Robert F.X. Sillerman

10.2	Amended and Restated Employment Agreement, dated as of January 1, 2009, by and between CKX, Inc. and Mitchell J. Slater

10.3	Amended and Restated Employment Agreement, dated as of January 1, 2009, by and between CKX, Inc. and Howard J. Tytel

10.4	Amended and Restated Employment Agreement, dated as of January 1, 2009, by and between CKX, Inc. and Thomas P. Benson

99.1	Press Release, dated January 6, 2009